EXHIBIT 10.1

                              EXECUTIVE MANAGEMENT
                       - 2004 INTERIM PERFORMANCE AWARD -


DESCRIPTION:    o    The award is established and governed by the terms of
                     the Executive Annual Incentive Plan of American Medical
                     Security Group, Inc.

                o    Participants are members of the Executive Management Group.

                o The purpose of the 2004 Interim Performance Award is to encourage superior performance by executives by awarding compensation to executives based on their accomplishment of performance goals.

                o    The award applies to the 2004 Fiscal Year.

PERFORMACE
GOAL:           o    Compensation awarded will be based on the Company's
                     earnings before interest, taxes, depreciation and amortization (EBITDA) performance for the 2004 Fiscal Year.

INCENTIVE
OPPORTUNITY     o    The award opportunity is based on competitive incentive
                     opportunities expressed as a percent of base salary, as follows:

                                                                      INCENTIVE
                      POSITION LEVEL                                 OPPORTUNITY
                      President and CEO                                    %
                      Executive Vice President                             %
                      Senior Vice President, Chief Marketing Officer       %
                      Senior Vice President, General Counsel               %
                      Vice President, Human Resources                      %
                      Vice President, Corporate Communications             %

AWARD
LEVERAGE        o    The table below outlines the structure that will be used to determine the percent of the Interim Performance Award incentive opportunity earned:


                            EBITDA                  TOTAL IPA INCENTIVE
                       (ACTUAL VS. PLAN)                OPPORTUNITY
                                                   (% OF IPA AWARD EARNED)

                               %                              %
                               %                              %
                               %                              %


AWARD
DETERMINATION   o    The Compensation Committee shall certify the amount of
                     the award eligible for payment, based on the attainment
                     of the applicable performance award described above, as
                     soon as practicable after the end of the 2004 Fiscal
                     Year.
AWARD
VESTING         o    Payment of incentive awards described above will
                     automatically be deferred through the end of calendar year 2006. Payment of such deferred award shall be contingent upon the participant's continued employment with the company through December 31, 2006.

AWARD
PAYMENT         o    Incentive awards for Fiscal Year 2004 granted by the
                     Committee shall be paid in cash to each participant remaining employed on December 31, 2006, as soon as possible after December 31, 2006.

                o The Committee may permit a participant to further defer the receipt of cash awarded according to rules and procedures it establishes for such deferrals.


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TERMINATION OF
EMPLOYMENT      o    In the event of termination of employment by reason of
                     death or disability (as determined by the Committee) following the determination of the award but prior to payment of the award, the award shall become payable as soon as practicable following such death or disability. In the event of termination of employment by Retirement (as defined in the Executive Annual Incentive Plan) following the determination of the award but prior to payment of the award, the Committee shall retain discretion over the payment of any unpaid award. In the event of termination of employment for any reason other than death, disability or Retirement following the determination of the award but prior to the payment of the award, the award payment shall be forfeited.

CHANGE OF
CONTROL         o    In the event of a Change of Control (as defined in the
                     Change of Control Severance Benefit Plan) following the determination of the award but prior to payment of the award, the award shall become payable upon such Change of Control and shall be paid within 30 days of such Change of Control.




NOTES:   o  All references to base salary mean the incumbent's base salary as of
            March 2, 2004.
         o  The impact of any change in the Company's accounting policies that are required by a change in Generally Accepted Accounting
            Principles after the goal is established are excluded from EBITDA.